--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of Earliest Event Reported):  November 18, 1999
                                                       -----------------


                             AFC CABLE SYSTEMS, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         DELAWARE                     000-23070                 95-1517994
----------------------------    -----------------------     ------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

50 Kennedy Plaza, Suite 1250, Providence, RI                       02903
--------------------------------------------                       -----
 (Address of Principal Executive Offices)                        (Zip Code)



    Registrant's Telephone Number, including Area Code:  (401) 453-2000
                                                         --------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                          This is Page 1 of 4 Pages.
                      Exhibit Index appears on Page 4.

ITEM 5.     OTHER EVENTS

            On November 18, 1999, AFC Cable Systems, Inc., a Delaware corporation ("AFC Cable") and Tyco International Ltd. ("Tyco") issued a joint press release with respect to the acquisition of AFC Cable by Tyco.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)  EXHIBITS.

                 99.1   Press Release dated November 18, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AFC CABLE SYSTEMS, INC.



                                         By:  /s/ Raymond H. Keller
                                              ------------------------------
                                              Name:  Raymond H. Keller
                                              Title: Chief Financial Officer

Date: November 19, 1999

                                EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION OF EXHIBITS                     PAGE
-----------                -----------------------                     ----

   99.1          Press Release dated November 18, 1999.